SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                         JANUARY 30, 2006
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                (Date of Earliest Event Reported)


                  AMERICAN STELLAR ENERGY, INC.
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      (Exact Name of Registrant as Specified in its Charter)

          Nevada                    000-29595               88-0441332
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(State or other jurisdiction  (Commission File Number) (IRS Employer I.D. No.)
   of incorporation)

            2162 Acorn Court, Wheaton, Illinois  60187
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             (Address of Principal Executive Offices)

                         (630) 462 - 2079
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                 (Registrant's Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of (IRS Employer I.D. No.) the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As part of our current business objective to acquire and develop mining properties, on January 30, 2006, through our 97% owned Mexican subsidiary, Corporacion Amermin S.A. de C.V. ("Amermin"), we entered into a Purchase Sale Agreement with Mr. Cesar Rascon Rascon of Uruachi, Chich, Mexico ("Seller"). Through the agreement we acquired a 100% interest in a 59 hectare mining concession located in the Sierra Madre Gold-Silver belt in Mexico known as the "La Estrella." The La Estrella was acquired for the purpose of adding to our La Currita grouping of concessions which includes a 150 tpd flotation mill. We will pay a total of $400,000 US over 30 months for the La Estrella concession, as follows:

     $30,000 - paid at execution of the agreement (paid)
     $20,000 - in one month
     $25,000 - in five months
     $25,000 - in nine months
     $50,000 - in thirteen months
     $50,000 - in seventeen months
     $50,000 - in twenty-one months
     $75,000 - in twenty-five months
     $75,000 - in twenty-nine months

Payment due dates are calculated in accordance with the date on which the seller presents us with a contract of transfer of rights, which shall be no later than 15 days from the execution of the agreement. The seller is responsible for all taxes, rights, contributions, labor obligations, or penalties derived from any failures or infractions which may have incurred before the execution date and we are responsible for all of the foregoing after that date as well as costs of transfer of the property. The agreement allows a 30 day grace period if we fail to make a payment; however, if we fail to become current in our payments in that time, we will lose our interest in the property and forfeit any payments as well as any improvements made to the property. We are also prohibited from transferring, leasing, or allowing usage of the property by a third party until all payments under the agreement have been made without the advance express written consent of the Seller.

The description of the transaction is qualified in its entirety by reference to the Purchase Sale Agreement filed as Exhibit 10.1 to this Report.

On February 8, 2006, American Stellar Energy issued a press release to report the acquisition of the La Estrella property. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

          SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Exhibits and Financial Statements.

(c) Exhibits

Exhibit No.         Description
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  10.1            Purchase Sale Agreement between Amermin and Cesar Rascon
                  Rascon, dated January 30, 2006

  99.1            Press Release, dated February 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 8, 2006               AMERICAN STELLAR ENERGY, INC.


                         By: /s/ Francis R. Biscan, Jr.
                                 ____________________________________
                              Francis R. Biscan Jr.
                              Chief Executive Officer